EXHIBIT 24.1

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                              /s/ ROBERTO C. GOIZUETA
                              ----------------------------------
                              Chairman of the Board, Chief
                               Executive Officer and Director
                              The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ M. DOUGLAS IVESTER
                                   -----------------------------------
                                     President, Chief Operating
                                      Officer and Director
                                     The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ HERBERT A. ALLEN
                                   --------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.


                                   /s/ RONALD W. ALLEN
                                   ------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.


                                   /s/ CATHLEEN P. BLACK
                                   --------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ WARREN E. BUFFETT
                                   ----------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CHARLES W. DUNCAN, JR., a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ CHARLES W. DUNCAN, JR.
                                   -------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ SUSAN B. KING
                                   -----------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.


                                   /s/ DONALD F. MCHENRY
                                   --------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ PAUL F. OREFFICE
                                   -----------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON, III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ JAMES D. ROBINSON, III
                                   --------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WILLIAM B. TURNER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ WILLIAM B. TURNER
                                   ------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                                   /s/ PETER V. UEBERROTH
                                   -------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.


                                   /s/ JAMES B. WILLIAMS
                                   ------------------------------
                                   Director
                                   The Coca-Cola Company

                        POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company,
SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.


                                   /s/ JAMES E. CHESTNUT
                                   -----------------------------
                                   Senior Vice President and
                                    Chief Financial Officer
                                   The Coca-Cola Company

                        POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company,
M. DOUGLAS IVESTER, President, Chief Operating Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney-in-fact for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3, or any amendments or supplements thereto, for the registration of shares of Common Stock of the Company to be issued in connection with the acquisition by the Company of Barq's Inc.; (ii) any application for registration or qualification (or exemption therefrom) of such shares under the Blue Sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of July, 1995.

                              /s/ GARY P. FAYARD
                              ----------------------------------
                              Vice President and Controller
                              The Coca-Cola Company